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                                                                    EXHIBIT 23.2
                                                                  Conformed Copy


                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Del Monte Foods Company:

We consent to the use of our report dated July 24, 1998 with respect to Del Monte Foods Company included herein and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the Registration Statement (Form S-1) and related Prospectus of Del Monte Foods Company.



/s/ KPMG Peat Marwick LLP


San Francisco, California
December 22, 1998